THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Money Market Fund™

Supplement dated January 3, 2018 to the Summary Prospectus, dated September 28, 2017, and the

Prospectus dated April 28, 2017, as supplemented September 28, 2017, and the

Statement of Additional Information (SAI) dated April 28, 2017,

as supplemented September 28, 2017 and November 20, 2017

This supplement provides new and additional information beyond that contained in the Summary

Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus,

Prospectus and SAI.

At a meeting held on December 12, 2017, the Board of Trustees of The Charles Schwab Family of Funds approved the liquidation of, and the related Plan of Liquidation for, Schwab Money Market Fund (the Fund).

In accordance with the Plan of Liquidation, the Fund will redeem all of its outstanding shares on or about May 25, 2018 (the Liquidation Date), and distribute the proceeds to the Fund’s shareholders in an amount equal to the shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Additionally, the Fund anticipates making a distribution of any taxable dividends and capital gains of the Fund prior to or on the Liquidation Date.

As the Fund approaches the Liquidation Date, the Fund will wind up its business and affairs, and will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment policies during the period as it approaches the Liquidation Date.

The Fund’s investment adviser will bear all expenses associated with the liquidation other than transaction costs associated with winding down the Fund’s portfolio and effective April 2, 2018 through the Liquidation Date, the Fund’s investment adviser will waive the Fund’s management fees.

The liquidation is not expected to be a taxable event for the Fund. As is the case with other redemptions of Fund shares, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans (i.e., may constitute a sale that may result in gain or loss for federal income tax purposes). Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

Once the Fund has been liquidated, all references to the Fund will be deleted from the Prospectus and Statement of Additional Information.

A copy of the Fund’s Prospectus and this supplement is available on the Fund’s website www.schwabfunds.com/schwabfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG100556-00 (1/18)

00204474

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Government Money Fund™

Supplement dated January 3, 2018 to the Prospectus

dated April 28, 2017, as supplemented September 28, 2017

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

The third paragraph in the section entitled, “Buying/Selling Shares” on Page 25 of the Prospectus is deleted and replaced in its entirety with the following:

When you designate one of these funds as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of your sweep fund will be sold to cover these transactions according to the terms and conditions of your account agreement. If you do not designate one of these funds as the sweep fund on your Schwab account, your uninvested cash balances may be automatically deposited in an interest-bearing deposit account at Charles Schwab Bank (“Bank Sweep Program”). All accounts participating in the Bank Sweep Program may be subject to a maximum deposit amount limit, which will apply to the amount that can be swept into bank deposit accounts under the Bank Sweep Program. Available balances in excess of the maximum deposit amount limit will be automatically invested in a secondary sweep option, which may be Schwab Government Money Fund.

A copy of the fund’s Prospectus and this supplement is available on the fund’s website www.schwabfunds.com/schwabfunds_prospectus, and the fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG100673-00 (01/18)

00204947